UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2008 (November 25, 2008)

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BlastGard International, Inc.

(Exact name of registrant as specified in its charter)

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Colorado	333-47294	84-1506325
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2451 McMullen Booth Road, Suite 207, Clearwater, Florida  33759-1362

(Address of Principal Executive Office) (Zip Code)

(727) 592-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02.

Departure of Directors or principal Officers; Election of Directors; Appointment of Principal Officers

On November 25, 2008, John L. Waddell, Jr. retired from his position as President of the Company and voluntarily terminated his employment agreement. Mr. Waddell also resigned as a member on the board of directors due to his retirement.

Item 7.01.

Regulation FD Disclosure.

On November 26, 2008, the Company issued a press release to announce Mr. Waddell’s retirement as President and as a director (as described above under Item 5.02).  A copy of the press release is attached as an exhibit hereto.

Item 9.01.

Financial Statements and Exhibits.

Exhibit

Description

99. 1

Press release dated November 26, 2008. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLASTGARD INTERNATIONAL, INC.

By:	/s/ MICHAEL J. GORDON
Michael J. Gordon Chief Financial Officer

Date:  November 26, 2008